Annual Report

JAPAN FUND

----------------
OCTOBER 31, 1999
----------------


[LOGO OF T. ROWE PRICE]


T. Rowe Price

REPORT HIGHLIGHTS
--------------------------------------------------------------------------------

Japan Fund

 .    Japan's economy showed signs of turning the corner during 1999, and corporate earnings improved sharply.

 .    The fund benefited from a strong market rally, posting outstanding 6- and
     12-month gains of 44.28% and 102.68%.

 .    Mergers, acquisitions, and restructurings among Japan's largest companies helped propel performance.

 .    Modest exposure to rapidly growing medium and small technology and services companies helped the fund surpass its benchmark.

 .    Although the market may slow for the remainder of 1999, we are optimistic about 2000.

UPDATES AVAILABLE

For updates on the fund following the end of every calendar quarter, please see our Web site at www.troweprice.com.

FELLOW SHAREHOLDERS

Japanese stock markets continued to rally during the six-month period and finished the year ended October 31, 1999, with very strong gains. Japan's economy showed signs of having bottomed and begun a recovery, while extensive change in the corporate sector--especially restructuring in the financial industry--attracted domestic and foreign investors and rewarded them with steady profits.

The rally was also fed by the communications sector, which saw a high level of merger and acquisition activity. Japanese telecommunications companies struck compelling deals not only with each other but also with international communications giants such as AT&T, Cable & Wireless, and British Telecom. Still, the real stars of the Japanese markets were again growth-oriented medium and smaller-sized companies, which rode an investor frenzy for undiscovered growth stories. The yen rallied to a three-year high in October, which further contributed to the strong positive performance of the fund.

Your fund advanced 44.28% for the six months, significantly greater than the TSE First Section Index (which represents large Japanese stocks) but less than the surging TSE Second Section Index. Your fund also performed marginally better than the Lipper average of similar funds. Overweighted positions in the services and electrical sectors contributed strongly to performance. Holdings in the bank sector also enjoyed a strong rebound following a series of positive merger announcements in the late summer, although our general underweighting in this area somewhat restrained relative performance. Our modest holdings in medium and smaller growth stocks, which included a basket of Internet-related companies, provided an additional performance boost. Over the 12-month period, your fund significantly outperformed the larger TSE First Section Index and the Lipper average while lagging the TSE Second Section Index.

----------------------
PERFORMANCE COMPARISON
-------------------------------------------------------------------------------

Periods Ended 10/31/99                         6 Months               12 Months
-------------------------------------------------------------------------------
Japan Fund                                       44.28%                 102.68%
 ...............................................................................
TSE First Section Index                          33.77                   68.62
 ...............................................................................
TSE Second Section Index                         62.59                  163.05
 ...............................................................................
Lipper Japanese Funds Average                    43.37                   95.57
 ...............................................................................

--------------------------------------------
THE SECTOR FACTOR IN INTERNATIONAL INVESTING
--------------------------------------------------------------------------------

Computer chips made in Ireland. Hollywood animation--from India. Internet venture capitalists from Japan. Companies today have growth opportunities, labor pools, competitive threats, acquisition targets, and potential suitors all over the world.

International investing is no longer just a matter of having local expertise in global markets. Today's investor needs to be aware of global industry trends in addition to local realities. For the past 20 years, T. Rowe Price and its international investing arm, Rowe Price-Fleming International, have participated in the evolution of this new global marketplace and have evolved with it. Rowe Price-Flemings international sector team works in concert with our regional portfolio managers, looking at cross-border trends that can create opportunities and risks in industries such as technology, pharmaceuticals, and financial services.

Nowhere is this global sector imperative more evident than in telecommunications. Telecom firms need global scale to compete, and their fortunes are no longer exclusively tied to local or even regional factors. Hence Deutsche Telekoms unsuccessful bid for Telecom Italia, and the bid by Germany's Mannesmann for U.K. wireless phone company Orange.

The chart below shows that global sector factors are growing increasingly important to the direction of stock prices. In the case of Telecom Italia, the chart shows that the correlation of its stock price to the global telecom sector (blue bar) rose significantly in 1997-98. (Data from the two years is averaged together.) The gray bar shows that during this period the stocks correlation to the Italian market declined. The examples of ING Groep and Societe Generale show that while their stock prices became modestly more correlated to their local markets, they became even more correlated to other global financial concerns.

"We have sharpened our understanding of global trends that drive stock prices in the longer term, because we've got to be totally on top of the competitive forces affecting returns at different companies," said John Ford, chief investment officer at Rowe Price-Fleming. "For example, what is the relative attractiveness of a Denso in Japan compared with another auto components company such as Valeo in France? We've got to be aware of cross-border valuations and industry trends."

Of course, local factors still dominate the outlook for some companies. The task for the informed international investor is to appreciate both the global and the local influences. Rowe Price-Fleming International, with its experienced team of investment professionals worldwide, is as well positioned as ever to find the best investment opportunities for you.

INFLUENCE OF GLOBALIZATION ON STOCKS
--------------------------------------------------------------------------------
(Average Changes in Correlation 1997-1998)

[CHART]

                                      Industry Effect      Country Effect
                                      ---------------      --------------
Daimler Chrysler (Germany)                  0.08               -0.16
Societe Generale (France)                   0.28                 0.1
ING Groep (Netherlands)                      0.3                 0.1
Telecom Italia (Italy)                      0.28               -0.02

While we are certainly enthusiastic about the fund's excellent results over the past year, we feel it prudent to point out that gains of this magnitude are unlikely to be sustained. Investor interest in Japan's changing corporate landscape, sometimes dubbed the "new economy," has caused some stocks to become overvalued. The effect has created a two-speed market where traditional stocks languish but huge premiums are placed on firms with high growth potential, still a rare commodity in Japan. While we are optimistic about the market's future (see the Outlook section), some market volatility would not be unexpected.

MARKET REVIEW

GDP data for the first quarter of 1999 was stronger than anticipated, suggesting to many observers that the Japanese economy had finally turned a corner. That news, combined with positive corporate change and explosive earnings growth among selected medium and smaller companies, created a very positive market environment. The major Japanese market indices reached their highest levels since the summer of 1997, while the TSE Second Section and OTC (over-the-counter) indices touched highs not seen since 1992.

Merger and acquisition (M&A) activity was a prominent theme in the past six months. Corporate actions of this type are not unusual in the Japanese market, but their character has changed for the better. We saw far fewer of the traditional-style mergers, whereby a financially viable and profitable company graciously absorbs a weaker, otherwise bankrupt competitor, not so much for financial reasons as to save face for the weaker company's management and, ultimately, the government.

Data for the first nine months of 1999 show that both in volume and value terms, M&As increased significantly over 1998. Already in 1999, 826 transactions have been completed, worth in aggregate around five trillion yen ($47 billion). This compares with 929 deals, valued at approximately 3.4 trillion yen, for all of 1998. While foreign buyers account for two trillion yen of the year-to-date total, domestic firms have executed over 50% of deals. Unlike in previous years, M&A activity is distributed across all major business sectors, including autos, auto parts, services, chemicals, manufacturing, banks, and insurance.

Two recent merger announcements in the financial arena seized media interest. In August, Dai-Ichi Kangyo Bank (DKB), Fuji Bank, and the Industrial Bank of Japan
(IBJ) announced plans for a three-way merger.

CORPORATE ACTIONS... ARE NOT UNUSUAL IN THE JAPANESE MARKET, BUT THEIR CHARACTER HAS CHANGED FOR THE BETTER.

This was the first-ever merger in Japan between a commercial bank and a long-term credit bank, and it will result in a single megabank with 141 trillion yen ($1.35 trillion) in assets. The combined entity's annual information technology
(IT) investment budget alone stands at 150 billion yen, underscoring the increasingly pivotal role played by IT in providing the competitive edge for financial corporations. In October, Sumitomo Bank and Sakura Bank also announced plans to merge. This will create another megabank with total assets of 99 trillion yen ($950 billion). Of particular significance, this merger is between the main banks of rival keiretsu groups--the Sumitomo and Mitsui groups. Keiretsu are large, conglomerated business networks; historically they have been fiercely competitive, and open cooperation between groups is virtually unprecedented. This move may signal realignment among the Fuyo, DKB, Sumitomo, and Mitsui groups.

Also of significance during the period was the apparent momentum toward significant corporate reform. In October, for example, Nissan announced long-awaited restructuring plans that proved far more radical than previous auto company reform efforts. The core elements of the plan include closing five plants in Japan and dismissing 21,000 employees worldwide, an expected return to profitability for the consolidated accounts by March 2001, an operating profit margin of 4.5%, and the halving of total debt by March 2003. These events were unthinkable two years ago and show that Japanese corporate restructuring is starting to take on a shape and character more in line with Western business practices.

The "new economy" companies, perceived to be the new growth areas, such as mobile telephony, home PCs, and the Internet, remained in the limelight and were market leaders. The trend particularly affected the small- and mid-cap areas of the market, which have seen a significant expansion in attractive growth opportunities. Companies directly involved with the Internet, such as telecommunications and electronics companies with software, hardware, or services capabilities, outperformed significantly. But the trend toward all things "Internet" has affected companies in various industries. For example, convenience chain store operator Seven-Eleven, a subsidiary of Ito-Yokado, announced a tie-up with the giant among Japanese Internet companies, Softbank, to provide a variety of Internet-related services through its

6,600-plus store network. Also, Tokio Marine & Fire Insurance recently announced a joint venture with Charles Schwab (of the U.S.) to set up an Internet-based brokerage operation.

Movement in the yen had a heavy impact on the equity markets. The currency's continued appreciation, to a new 1999 high of 103.7 yen to the dollar on September 23, aroused fears of a yen/dollar foreign exchange rate below 100. At that level, the export industries would likely suffer, and wholesale earnings disappointments might grip the economy. Disagreement between the Bank of Japan and the Ministry of Finance over monetary policy and the yen topped investors' concerns in early fall. Consequently, stocks were sold across the board, and the Nikkei 225 Index fell below 17,000. Supportive statements from the G7 and the Bank of Japan Governor, Masaru Hayami, led the yen marginally lower and the TSE higher, but with the currency hovering near 105 yen to the dollar, the exchange rate remains a source of anxiety.

In the political arena, Prime Minister Keizo Obuchi easily won reelection as Liberal Democratic Party (LDP) leader in September, winning 68% of the 514 votes cast by the party's ministers and 1.43 million votes from the rank and file members. However, his closest rival, ex-LDP Secretary-General Koichi Kato, gained a better-than-forecast 113 votes and is now widely seen as the heir apparent to the LDP throne. While Obuchi's victory was an endorsement for his policy of coalition, tensions are rising between the LDP's partners--the Liberal party and the New Komeito--over the vexing issue of political reform.

PORTFOLIO STRATEGY

Communications and service stocks drove fund gains during the past six months, while strong rallies in selected medium and smaller company stocks also boosted performance. We maintained a modest overweight position in communications stocks relative to the overall market although we took some profits in top holding NTT Mobile Communications Network (also known as NTT DoCoMo) in a rally that saw the stock rise 32% in October alone. Service sector stocks, notably some medium and smaller companies, such as electronic security specialist Secom and Internet investment firm Softbank, significantly outperformed the market. The services sector in Japan is very underdeveloped relative to the size of both the economy and the stock market. We are watching earnings fundamentals closely, but maintain an overweight position in this area.

A significant number of mid-size and small companies saw impressive gains. Many star performers were considered new economy stocks, such as Yahoo Japan, the Japanese subsidiary of Yahoo! in the U.S., Fujitsu, an information services and computer network systems company, call center operator Bellsystem24, and Internet Initiative Japan, which provides comprehensive Internet-related services. However, there were also several companies that have successfully developed competitive business models and viable, profitable growth strategies in nontechnology sectors. Some of these were represented in your fund such as Round One, a bowling center operator, Sanix, a pest control services company, and Watami Food Service, a pub-eatery chain operator in the Tokyo metropolitan area.

------------------------
INDUSTRY DIVERSIFICATION
--------------------------------------------------------------------------------

                                    [CHART]

Capital Equipment             30%
Consumer Goods                25%
Services                      21%
Financial                     14%
Other and Reserves             7%
Energy                         2%
Materials                      1%

Based on net assets as of 10/31/99.

The key planks of our portfolio strategy remained unchanged. We remain overweighted in technology manufacturers, Internet-related and IT software stocks (classified as services), and telecommunications. We are also overweighted in securities brokers and miscellaneous finance and trading companies. While we maintain a market weighting in auto-related stocks, we have gone light on consumption and asset stocks, as we expect consumer confidence and the operating environment to remain difficult. We also underweighted the utilities sector, and we hold no rail and air transport stocks because of their high debt ratios (400% and above) and lackluster sales outlook.

A scandal over heavy-handed debt collection techniques by Nichiei and Shohkoh Fund hit these small business lenders hard: the companies closed October down 34% and 20%, respectively. Public concern continued to grow, with the Financial Supervisory Agency (FSA) forming a commission of investigation and the Diet's Upper House Finance Committee summoning the presidents of both companies to answer questions. We hold Shohkoh Fund, and while we are monitoring matters closely, we are keeping a stake in it. The company's business models and medium-term growth prospects remain impressive. In addition, likely government restrictions will raise the cost of funds but should not prevent future earnings growth, and valuations are now extremely cheap, as the stock is trading at only 14.5X current-year earnings.

RISK IN THE JAPANESE FINANCIAL SYSTEM IS DECLINING ... HOWEVER, WE REMAIN SKEPTICAL FOR THE IMMEDIATE FUTURE.

The fund enjoyed notable contributions from our modest financial holdings. In the wake of the period's major bank mergers, including the deals among DKB-Fuji Bank-IBJ, Sumitomo and Sakura Banks, and Asahi and Tokai Banks, industry executives apparently reassured investors that risk in the Japanese financial system is declining and progress is being made toward addressing structural problems. However, we remain skeptical for the immediate future. The mergers will take two to five years or more to implement fully and will necessitate further bad debt write-offs and asset restructuring. Nonperforming loans remain high, and the profit outlook appears difficult for the upcoming fiscal year: quantifiable efficiency targets have yet to be comprehensively introduced in any of these seven banks, and we think that they will have an uphill struggle to raise core loan profitability. If these banks fail to attain their internal profitability targets for fiscal year 1999-2000, a fresh wave of capital will be needed to ensure compliance with international reserve requirements. For the time being, we are not investing in these banks and are maintaining an underweight position in the financial sector as a whole.

OUTLOOK

Especially in recent months, the stock rally has been driven by renewed optimism about corporate earnings prospects. This optimism seems largely justified since a preliminary survey shows that first-half 1999 results have been consistently above forecasts. We remain positive on the outlook for earnings, notwithstanding the potentially negative effects of a stronger yen, as it is clear that corporate restructuring and cost-cutting efforts are producing positive results.

However, given the pace of market gains, particularly among technology stocks, a breather seems likely. We expect the remainder of the fourth quarter to be choppy while investors digest their concerns over yen movements and U.S. interest rate changes. Y2K is also on investors' minds and could cause some volatility. Risk will, however, be on a stock by stock basis, and we expect problems to be contained.

We are optimistic about the potential for gains in 2000. Growth is likely to continue unabated in Japan's telecom, Internet, IT software, and services sectors, and corporate restructuring themes should persist as Japan finally embarks on the long journey that the U.S. and U.K. began in the early 1980s. We anticipate that changes in corporate Japan will continue to be evolutionary rather than revolutionary. However, recent months have shown us that evolution is starting to move at "net" speed.

Respectfully submitted,

/s/ Martin G. Wade

Martin G. Wade
President

November 24, 1999

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


--------------------
PORTFOLIO HIGHLIGHTS
--------------------------------------------------------------------------------
TWENTY-FIVE LARGEST HOLDINGS
                                                                     Percent of
                                                                     Net Assets
                                                                       10/31/99
--------------------------------------------------------------------------------
NTT Mobile Communications Network                                           4.4%
 ................................................................................
Matsushita Communication Industrial                                         3.8
 ................................................................................
Softbank                                                                    3.2
 ................................................................................
Sony                                                                        3.0
 ................................................................................
Nippon Telegraph & Telephone                                                3.0
--------------------------------------------------------------------------------
Bridgestone                                                                 2.7
 ................................................................................
Kyocera                                                                     2.7
 ................................................................................
Fujitsu                                                                     2.6
 ................................................................................
Rohm                                                                        2.4
 ................................................................................
Sanwa Bank                                                                  2.2
--------------------------------------------------------------------------------
Mazda Motor                                                                 2.2
 ................................................................................
Murata Manufacturing                                                        2.0
 ................................................................................
Sumitomo                                                                    1.9
 ................................................................................
Sankyo                                                                      1.9
 ................................................................................
Nomura Securities                                                           1.8
--------------------------------------------------------------------------------
NEC                                                                         1.8
 ................................................................................
Takeda Chemical                                                             1.8
 ................................................................................
Secom (includes new shares)                                                 1.7
 ................................................................................
Honda Motor                                                                 1.7
 ................................................................................
Tokyo Electronics                                                           1.7
--------------------------------------------------------------------------------
Hitachi                                                                     1.7
 ................................................................................
Suruga Bank                                                                 1.7
 ................................................................................
TDK                                                                         1.7
 ................................................................................
Tokyo Electric Power                                                        1.6
 ................................................................................
Kao                                                                         1.6
--------------------------------------------------------------------------------
Total                                                                      56.8%

Table excludes reserves.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

JAPAN FUND
--------------------------------------------------------------------------------

[GRAPH]

            TSE First Section Index  Lipper Japan Funds Average  Japan Fund
            -----------------------  --------------------------  ----------
12/30/91               10,000                   10,000            10,000
  10/92                 7,560                    7,886             8,580
  10/93                10,944                   10,974            11,580
  10/94                11,901                   12,338            12,652
  10/95                10,049                   10,533            11,024
  10/96                 9,925                   10,428            10,589
  10/97                 7,731                    8,512             9,357
  10/98                 6,471                    7,304             7,889
  10/99                10,911                   13,020            15,990


------------------------------------
AVERAGE ANNUAL COMPOUND TOTAL RETURN
--------------------------------------------------------------------------------
This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

                                                         Since   Inception
Periods Ended 10/31/99  1 Year   3 Years   5 Years   Inception        Date
--------------------------------------------------------------------------------
Japan Fund              102.68%   14.72%    4.79%      6.17%      12/30/91
 ................................................................................

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS                          For a share outstanding throughout each period
----------------------------------------------------------------------------------------------

                                          Year
                                         Ended
                                      10/31/99    10/31/98   10/31/97    10/31/96   10/31/95
NET ASSET VALUE
Beginning of period                  $    6.72   $    7.97   $   9.02   $    9.39   $  11.64
                                    ..........................................................
Investment activities
  Net investment income                  (0.02)      (0.03)     (0.03)      (0.05)     (0.04)
  Net realized and
  unrealized gain (loss)                  6.92       (1.22)     (1.02)      (0.32)     (1.40)
                                    ..........................................................
  Total from
  investment activities                   6.90       (1.25)     (1.05)      (0.37)     (1.44)
                                    ..........................................................
Distributions
  Net realized gain                         --          --         --          --      (0.81)
                                    ..........................................................
NET ASSET VALUE
End of period                        $   13.62   $    6.72   $   7.97   $    9.02   $   9.39
                                    ----------------------------------------------------------

Ratios/Supplemental Data

Total return*                           102.68%     (15.68)%   (11.64)%     (3.94)%   (12.87)%
 ..............................................................................................
Ratio of total expenses to
average net assets                        1.14%       1.32%      1.24%       1.32%      1.50%
 ..............................................................................................
Ratio of net investment
income to average
net assets                               (0.27)%     (0.37)%    (0.39)%     (0.48)%    (0.48)%
 ..............................................................................................
Portfolio turnover rate                   58.8%       66.9%      32.3%       29.8%      62.4%
 ..............................................................................................
Net assets, end of period
(in thousands)                      $  513,739   $ 150,949  $ 170,830   $ 167,118  $ 181,383
 ..............................................................................................

* Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                                                October 31, 1999

------------------------
PORTFOLIO OF INVESTMENTS                                   Shares          Value
--------------------------------------------------------------------------------
                                                                    In thousands

JAPAN 93.0%

COMMON STOCKS     93.0%

Capital Equipment 30.1%

Canon                                                     295,000   $      8,346
 ................................................................................
Daiwa House                                               293,000          2,681
 ................................................................................
Fujitsu                                                   446,000         13,431
 ................................................................................
Hitachi                                                   790,000          8,539
 ................................................................................
Komori                                                    251,000          5,452
 ................................................................................
Koyo Seiko                                                389,000          4,156
 ................................................................................
Kyocera                                                   146,600         14,060
 ................................................................................
Matsushita Communication Industrial                       116,000         19,491
 ................................................................................
Mitsubishi Heavy Industries                               439,000          1,722
 ................................................................................
Mitsumi Electric                                           93,000          2,488
 ................................................................................
Murata Manufacturing                                       79,000         10,152
 ................................................................................
NEC                                                       465,000          9,410
 ................................................................................
Nemic-Lambda K.K.                                          69,100          3,314
 ................................................................................
Nidec                                                      21,000          4,078
 ................................................................................
Nissho Electronics                                        134,000          3,855
 ................................................................................
Rohm                                                       56,000         12,567
 ................................................................................
Sanden                                                    950,000          7,289
 ................................................................................
Sumitomo Electric Industries                              479,000          6,436
 ................................................................................
TDK                                                        87,000          8,519
 ................................................................................
Tokyo Electronics                                         103,000          8,555
 ................................................................................
Total Capital Equipment                                                  154,541
                                                                    ............

Consumer Goods 25.0%

Ajinomoto                                                 483,000          5,415
 ................................................................................
Asahi Breweries                                           387,000          5,504
 ................................................................................
Asahi Softdrinks                                           89,500          1,262
 ................................................................................
Bridgestone                                               512,000         14,093
 ................................................................................
Honda Motor                                               206,000          8,693
 ................................................................................
Kao                                                       274,000          8,356
 ................................................................................
Koha                                                       15,000            921
 ................................................................................
Kuraray                                                   509,000          6,834
 ................................................................................
Matsushita Electric Industrial                            187,000          3,937
 ................................................................................
Mazda Motor                                             2,043,000         11,109
 ................................................................................
Sankyo                                                    334,000          9,514
 ................................................................................

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


                                                        Shares             Value
--------------------------------------------------------------------------------
                                                                    In thousands

Santen Pharmaceutical                                  104,000      $      2,349
 ................................................................................
Sharp                                                  108,000             1,719
 ................................................................................
Sony                                                    99,900            15,579
 ................................................................................
Sony Chemicals                                          27,800             2,466
 ................................................................................
Takeda Chemical                                        157,000             9,019
 ................................................................................
Terumo                                                 180,000             5,472
 ................................................................................
Watami Food Service                                     14,000               973
 ................................................................................
YAKULT HONSHA                                          388,000             3,967
 ................................................................................
Yamaha Motor                                           512,000             4,164
 ................................................................................
Yamanouchi Pharmaceutical                              156,000             7,077
 ................................................................................
Total Consumer Goods                                                     128,423
                                                                    ............

Energy 1.6%

Tokyo Electric Power                                   381,300             8,520
 ................................................................................
Total Energy                                                               8,520
                                                                    ............

Financial 13.9%

Aeon Credit Service                                     33,900             4,942
 ................................................................................
Aiful                                                   23,400             3,636
 ................................................................................
Cosmo Securities                                     2,994,000             8,327
 ................................................................................
Goldcrest                                                9,000             1,230
 ................................................................................
Mitsui Fudosan                                         631,000             4,714
 ................................................................................
Nomura Securities                                      573,000             9,457
 ................................................................................
Sanwa Bank                                             754,000            11,216
 ................................................................................
Shohkoh Fund                                             5,100             3,121
 ................................................................................
Sumitomo Bank                                          615,000             9,897
 ................................................................................
Suruga Bank                                            581,000             8,525
 ................................................................................
Tokio Marine & Fire Insurance                          474,000             6,205
 ................................................................................
Total Financial                                                           71,270
                                                                    ............

Materials 0.6%

Sekisui Chemical                                       602,000             2,962
 ................................................................................
Total Materials                                                            2,962
                                                                    ............

Services 21.5%

Bellsystem24                                             2,300             2,206
 ................................................................................
Fuji Soft ABC                                           12,100             1,108
 ................................................................................
Internet Initiative Japan (USD)                         92,804             4,988
 ................................................................................

T. ROWE PRICE JAPAN FUND
---------------------------------------------------------------------------


                                                   Shares           Value
 ...........................................................................
                                                             In thousands

Ito-Yokado                                         76,000   $       6,079
 ...........................................................................
Japan Business                                     81,600           2,043
 ...........................................................................
Marui                                             305,000           5,762
 ...........................................................................
Megachips                                          20,000           1,496
 ...........................................................................
Mitsubishi                                        414,000           2,978
 ...........................................................................
Nippon Telegraph & Telephone                        1,009          15,483
 ...........................................................................
NTT Mobile Communications Network                     842          22,368
 ...........................................................................
Secom                                              42,000           4,471
 ...........................................................................
Secom, New                                         40,000           4,289
 ...........................................................................
Seiyu                                             496,000           2,069
 ...........................................................................
Softbank                                           39,900          16,569
 ...........................................................................
Sumisho Electronic                                126,000           4,822
 ...........................................................................
Sumitomo                                          788,000           5,759
 ...........................................................................
Toppan Printing                                   227,000           2,784
 ...........................................................................
Toyo Information                                   56,000           2,830
 ...........................................................................
Uny                                               199,000           2,577
 ...........................................................................
Total Services                                                    110,681
                                                             ..............

Miscellaneous 0.3%

Combi                                              74,000           1,348
 ...........................................................................
Total Miscellaneous                                                 1,348
                                                             ..............
Total Common Stocks                                               477,745
                                                             ..............
Total Japan (Cost $337,322)                                       477,745
                                                             ..............

SHORT-TERM INVESTMENTS 6.3%

Money Market Funds 6.3%

Reserve Investment Fund, 5.51% #               32,611,746          32,612
 ...........................................................................
Total Short-Term Investments (Cost $32,612)                        32,612
                                                             ..............

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


                                                                           Value
--------------------------------------------------------------------------------
                                                                    In thousands

Total Investments in Securities
99.3% of Net Assets (Cost $369,934)                                 $  510,357

Other Assets Less Liabilities                                            3,382
                                                                    ............
NET ASSETS                                                          $  513,739
                                                                    ------------
#   Seven-day yield
USD U.S. dollar


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                                                October 31, 1999

-----------------------------------
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
In thousands

Assets

Investments in securities, at value (cost $369,934)            $       510,357
Securities lending collateral                                           56,267
Other assets                                                            14,229
                                                               .................
Total assets                                                           580,853
                                                               .................
Liabilities

Obligation to return securities lending collateral                      56,267
Other liabilities                                                       10,847
                                                               .................
Total liabilities                                                       67,114
                                                               .................

NET ASSETS                                                     $       513,739
                                                               -----------------
Net Assets Consist of:

Accumulated net realized gain/loss - net of distributions               (4,866)

Net unrealized gain (loss)                                             140,428

Paid-in-capital applicable to 37,712,376 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                     378,177
                                                               .................

NET ASSETS                                                     $       513,739
                                                               -----------------

NET ASSET VALUE PER SHARE                                      $         13.62
                                                               -----------------
The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


-----------------------
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
In thousands
                                                                         Year
                                                                        Ended
                                                                     10/31/99
Investment Income

Income
  Dividend (net of foreign taxes of $244)                         $     1,383
  Interest                                                                771
  Securities lending                                                      362
                                                                  .............
  Total income                                                          2,516
                                                                  .............
Expenses
  Investment management                                                 2,345
  Shareholder servicing                                                   579
  Custody and accounting                                                  189
  Registration                                                             77
  Prospectus and shareholder reports                                       59
  Legal and audit                                                          20
  Directors                                                                 6
  Miscellaneous                                                             4
                                                                  .............
  Total expenses                                                        3,279
  Expenses paid indirectly                                                 (1)
                                                                  .............
  Net expenses                                                          3,278
                                                                  .............
Net investment income                                                    (762)
                                                                  .............

Realized and Unrealized Gain (Loss)

Net realized gain (loss)
  Securities                                                           44,671
  Foreign currency transactions                                          (828)
                                                                  .............
  Net realized gain (loss)                                             43,843
                                                                  .............
Change in net unrealized gain or loss
  Securities                                                          161,450
  Other assets and liabilities
  denominated in foreign currencies                                       (43)
                                                                  .............
  Change in net unrealized gain or loss                               161,407
                                                                  .............
Net realized and unrealized gain (loss)                               205,250
                                                                  .............
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                            $   204,488
                                                                  -------------


The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
In thousands
                                                            Year
                                                           Ended
                                                        10/31/99      10/31/98

Increase (Decrease) in Net Assets

Operations
  Net investment income                              $      (762)  $      (563)
  Net realized gain (loss)                                43,843       (37,293)
  Change in net unrealized gain or loss                  161,407        10,822
                                                     ...........................
  Increase (decrease) in net assets from operations      204,488       (27,034)
                                                     ...........................
Capital share transactions *
  Shares sold                                            439,514       208,297
  Shares redeemed                                       (281,212)     (201,144)
                                                     ...........................
  Increase (decrease) in net assets from capital
  share transactions                                     158,302         7,153
                                                     ...........................
Net Assets

Increase (decrease) during period                        362,790       (19,881)
Beginning of period                                      150,949       170,830
                                                     ...........................
End of period                                        $   513,739   $   150,949
                                                     ---------------------------
*Share information
  Shares sold                                             42,892        30,265
  Shares redeemed                                        (27,654)      (29,231)
                                                     ...........................
Increase (decrease) in shares outstanding                 15,238         1,034

The accompanying notes are an integral part of these financial statements.

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------
                                                                 October 31,1999

-----------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The Japan Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on December 30, 1991.

The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

Valuation Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian, which are used to reduce the fund's custody charges.


NOTE 2 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

Securities Lending The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At October 31, 1999, the value of loaned securities was $53,796,000; aggregate collateral consisted of $56,267,000 in the securities lending collateral pool.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $290,580,000 and $161,984,000, respectively, for the year ended October 31, 1999.


NOTE 3 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. The fund utilized capital loss carryforwards of $44,493,000 in 1999. As of October 31, 1999, the fund had capital loss carryforwards for federal income tax purposes of $3,441,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, the following reclassifications

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


were made during the year ended October 31, 1999. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.
--------------------------------------------------------------------------------

Undistributed net investment income                                 $   762,000
Undistributed net realized gain                                        (762,000)

At October 31, 1999, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $369,934,000. Net unrealized gain aggregated $140,423,000 at period-end, of which $150,261,000 related to appreciated investments and $9,838,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $337,000 was payable at October 31, 1999. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At October 31, 1999, and for the year then ended, the effective annual group fee rate was 0.32%. The fund pays a pro- rata share of the group fee based on the ratio of its net assets to those of the group.

In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


related party agreements totaling approximately $551,000 for the year ended October 31, 1999, of which $63,000 was payable at period-end.

Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 1.0% of the outstanding shares of the Japan Fund at October 31, 1999. For the year then ended, the fund was allocated $26,000 of Spectrum expenses, $5,000 of which was payable at period-end.

The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the year ended October 31, 1999, totaled $770,000 and are reflected as interest income in the accompanying Statement of Operations.

During the year ended October 31, 1999, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $37,739,000 with certain affiliates of the manager and paid commissions of $60,000 related thereto.

-----------------------------------------------------------
TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 10/31/99
--------------------------------------------------------------------------------

We are providing this information as required by the Internal Revenue Service. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund will pass through foreign source income of $1,023,000 and foreign taxes paid of $145,000.
--------------------------------------------------------------------------------

T. ROWE PRICE JAPAN FUND
--------------------------------------------------------------------------------


---------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Board of Directors of T. Rowe Price International Funds, Inc. and Shareholders of Japan Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Japan Fund (one of the portfolios comprising T. Rowe Price International Funds, Inc., hereafter referred to as the "Fund") at October 31, 1999, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PricewaterhouseCoopers LLP
Baltimore, Maryland
November 17, 1999

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


INVESTMENT SERVICES AND INFORMATION

KNOWLEDGEABLE SERVICE REPRESENTATIVES

By Phone Shareholder service representatives are available from 8 a.m. to 10 p.m. ET Monday through Friday and from 8:30 a.m. to 5 p.m. ET on weekends. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. You can also drop off applications or obtain prospectuses and other literature at these centers.

AUTOMATED 24-HOUR SERVICES

Tele*Access(R) Call 1-800-638-2587 to obtain information such as account balance, date and amount of your last transaction, latest dividend payment, fund prices, and yields. Additionally, you have the ability to request prospectuses, statements, and account and tax forms; to reorder checks; and to initiate purchase, redemption, and exchange orders for identically registered accounts.

Internet. T. Rowe Price Web site: www.troweprice.com All the information and services available on Tele*Access are available on our Web site, including transactions in your fund and brokerage accounts (with pre-authorized access).

ACCOUNT SERVICES

Checking Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield and Emerging Markets Bond Funds).

Automatic Investing Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A $50 minimum makes it easy to get started.

T. ROWE PRICE SHAREHOLDER SERVICES
--------------------------------------------------------------------------------


Automatic Withdrawal If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.

Dividend and Capital Gains Payment Options Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

BROKERAGE SERVICES*

Investments Available You can trade stocks, bonds, options, precious metals, and other securities at a savings over full-service commission rates.**

To Open an Account Call a shareholder service representative for more information.

INVESTMENT INFORMATION

Combined Statement A comprehensive overview of your T. Rowe Price accounts is provided. The summary page gives you earnings by tax category, provides total portfolio value, and lists your investments by type. Detail pages itemize account transactions.

Shareholder Reports Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.

T. Rowe Price Report This is a quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.

Performance Update This quarterly report reviews recent market developments and provides comprehensive performance information for every T. Rowe Price fund.

Insights These are reports on mutual fund tax issues, investment strategies, investment fundamentals, and financial markets.

Detailed Investment Guides Our Asset Mix Worksheet, College Planning Kit, Diversifying Overseas: A Guide to International Investing, Retirees Financial Guide, and Retirement Planning Kit (also available on disk or CD-ROM for PC use) can help you determine and reach your investment goals.

 * T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.
** Based on a September 1999 survey for representative-assisted stock trades.
   Services vary by firm, and commissions may vary depending on size of order.

T. ROWE PRICE MUTUAL FUNDS
--------------------------------------------------------------------------------


STOCK FUNDS
 ................................................................................

Domestic

Blue Chip Growth
Capital Appreciation
Capital Opportunity
Diversified Small-Cap Growth
Dividend Growth
Equity Income
Equity Index 500
Extended Equity Market Index
Financial Services
Growth & Income
Growth Stock
Health Sciences
Media & Telecommunications
Mid-Cap Growth
Mid-Cap Value
New America Growth
New Era
New Horizons*
Real Estate
Science & Technology
Small-Cap Stock
Small-Cap Value
Spectrum Growth
Tax-Efficient Growth
Total Equity Market Index
Value

International/Global

Emerging Markets Stock
European Stock
Global Stock
International Discovery
International Growth & Income
International Stock
Japan
Latin America
New Asia
Spectrum International

BOND FUNDS
 ................................................................................

Domestic Taxable

Corporate Income
GNMA
High Yield
New Income
Short-Term Bond
Short-Term U.S. Government
Spectrum Income
Summit GNMA
Summit Limited-Term Bond
U.S. Treasury Intermediate
U.S. Treasury Long-Term

Domestic Tax-Free

California Tax-Free Bond
Florida Intermediate Tax-Free
Georgia Tax-Free Bond
Maryland Short-Term
Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Summit Municipal Intermediate
Tax-Free High Yield
Tax-Free Income
Tax-Free Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term
Tax-Free Bond
Virginia Tax-Free Bond

International/Global

Emerging Markets Bond
Global Bond
International Bond

MONEY MARKET FUNDS+
 ................................................................................

Taxable

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money

Tax-Free

California Tax-Free Money
New York Tax-Free Money
Summit Municipal
Money Market
Tax-Exempt Money

BLENDED ASSET FUNDS
 ................................................................................

Balanced
Personal Strategy Balanced
Personal Strategy Growth
Personal Strategy Income
Tax-Efficient Balanced

T. ROWE PRICE NO-LOAD
VARIABLE ANNUITY
 ................................................................................

Equity Income Portfolio
International Stock Portfolio
Limited-Term Bond Portfolio
Mid-Cap Growth Portfolio
New America Growth Portfolio
Personal Strategy Balanced
Portfolio
Prime Reserve Portfolio

* Closed to new investors.

+ Investments in the funds are not insured or guaranteed by the FDIC or any other government agency. Although the funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the funds.

Please call for a prospectus. Read it carefully before investing.

The T. Rowe Price No-Load Variable Annuity [#V6021] is issued by Security Benefit Life Insurance Company. In New York, it [#FSB201(11-96)] is issued by First Security Benefit Life Insurance Company of New York, White Plains, NY. T. Rowe Price refers to the underlying portfolios investment managers and the distributors, T. Rowe Price Investment Services, Inc.; T. Rowe Price Insurance Agency, Inc.; and T. Rowe Price Insurance Agency of Texas, Inc. The Security Benefit Group of Companies and the T. Rowe Price companies are not affiliated. The variable annuity may not be available in all states. The contract has limitations. Call a representative for costs and complete details of the coverage.

T. ROWE PRICE RETIREMENT PLANS AND RESOURCES
--------------------------------------------------------------------------------


RETIREMENT PLANS AND RESOURCES

We recognize that saving for retirement is the number one investment goal for most Americans. We can help you meet your retirement needs, whether you are starting an IRA or designing a retirement program for your employees. T. Rowe Price offers an assortment of retirement plans for individuals, the self-employed, small businesses, corporations, and nonprofit organizations. We provide recordkeeping, communications, and investment management services, as well as a variety of educational materials, self-help planning guides, and software tools to help you choose and implement a retirement plan appropriate for you. For information or to request literature, call us at 1-800-638-5660.

IRAs AND QUALIFIED PLANS
 ......................................

Traditional IRA
Roth IRA
Rollover IRA
SEP-IRA
SIMPLE IRA
Profit Sharing
Money Purchase Pension
"Paired" Plans (Money Purchase Pension and Profit Sharing Plans)
401(k)
403(b)
457 Deferred Compensation

RETIREMENT RESOURCES AT T. ROWE PRICE
 ......................................

Planning and Informational Guides
Minimum Required Distributions Guide
Retirement Planning Kit
Retirees Financial Guide
Tax Considerations for Investors

Investment Kits

The IRA Investing Kit
Roth IRA Conversion Kit
Rollover IRA Kit
The T. Rowe Price SIMPLE IRA Plan Kit
The T. Rowe Price SEP-IRA Plan
The Simplified Keogh Plan(R) From T. Rowe Price
The T. Rowe Price 401(k) Century Plan(R) (for small businesses)
Money Purchase Pension/Profit Sharing Plan Kit
Investing for Retirement in Your 403(b) Account
The T. Rowe Price No-Load Variable Annuity Information Kit

Insights Reports

The Challenge of Preparing for Retirement
Financial Planning After Retirement
The Roth IRA: A Review

Software Packages

T. Rowe Price Retirement Planning Analyzer(TM) CD-ROM or diskette
$19.95. To order, please call 1-800-541-5760. Also available on the Internet for $9.95.

T. Rowe Price Variable Analyzer(TM) CD-ROM or diskette, free.
To order, please call 1-800-469-5304.

Many of these resources are also available for viewing or ordering on the Internet at www.troweprice.com.

T. ROWE PRICE INSIGHTS REPORTS
--------------------------------------------------------------------------------


THE FUNDAMENTALS OF INVESTING

Whether you are unsure how to get started or are saving for a specific goal, such as retirement or college, the T. Rowe Price Insights series can help you make informed investment decisions. These reports, written in plain English about fundamental investment topics, can be useful at every stage of your investment journey. They cover a range of topics, from the basic, such as getting started with mutual funds, to the more advanced, such as managing risk through diversification or buying individual securities through a broker. To request one or more Insights, call us at 1-800-638-5660.


INSIGHTS REPORTS
--------------------------------------------------------------------------------

General Information

The ABCs of Y2K
The ABCs of Giving
Back to Basics: The ABCs of Investing
The Challenge of Preparing for Retirement
Financial Planning After Retirement
Getting Started: Investing With Mutual Funds
The Roth IRA: A Review
Tax Information for Mutual Fund Investors

Investment Strategies

Conservative Stock Investing
Dollar Cost Averaging
Equity Index Investing
Growth Stock Investing
Investing for Higher Yield
Managing Risk Through Diversification
The Power of Compounding
Value Investing

Types of Securities

The Basics of International Stock Investing
The Basics of Tax-Free Investing
The Fundamentals of Fixed Income Investing
Global Bond Investing
Investing in Common Stocks
Investing in Emerging Growth Stocks
Investing in Financial Services Stocks
Investing in Health Care Stocks
Investing in High-Yield Municipal Bonds
Investing in Money Market Securities
Investing in Mortgage-Backed Securities
Investing in Natural Resource Stocks
Investing in Science and Technology Stocks
Investing in Small-Company Stocks
Understanding Derivatives
Understanding High-Yield "Junk" Bonds

Brokerage Insights

Combining Individual Securities With Mutual Funds
Getting Started: An Introduction to Individual Securities
What You Should Know About Bonds
What You Should Know About Margin and Short-Selling
What You Should Know About Options
What You Should Know About Stocks


T. Rowe Price Insights are also available for reading or downloading on the Internet at www.troweprice.com.

T. ROWE PRICE BROKERAGE
--------------------------------------------------------------------------------


BROKERAGE SERVICES
T. Rowe Price Brokerage is a division of T. Rowe Price Investment Services, Inc., Member NASD/SIPC.


T. Rowe Price Brokerage provides high-quality services and financial tools you can use to manage your investments effectively and conveniently. We also offer significant commission savings over full-service brokerages on a wide range of individual securities and other investments.*

Internet and Automated Services You can enter trades, access quotes, and review account information 24 hours a day, seven days a week, by telephone or computer. We offer a flat-rate commission of $24.95 on stock trades placed through our Internet-Trader service.**

Research Services To help you make informed investment decisions, we offer access to several sources of data. You can research your investments using our Online Research & News Service, provided by Thomson Investors Network, which includes company profiles, intra-day and 12-month interactive charting, and analysts' ratings and earnings estimates. Using our Research On Call service, you can request reports from Standard & Poor's, Vicker's, Lipper, and other well-known research providers to be delivered by fax or by mail.

Dividend Reinvestment Service This service helps keep more of your money working for you. Cash dividends (of $10 or greater) from your eligible securities will be invested automatically in additional shares of the same company, free of charge. Most stocks listed on national securities exchanges or Nasdaq are eligible for this service.

* Based on a September 1999 survey for representative-assisted stock trades. Services vary by firm, and commissions may vary depending on size of order.
** $24.95 per trade for up to 1,000 shares plus an additional $.02 for each share over 1,000 shares. Visit our Web site for a complete commission schedule or call for rates on representative-assisted and other non-Internet trades.

For fund and account information
or to conduct transactions,
24 hours, 7 days a week
By touch-tone telephone
Tele*Access 1-800-638-2587
By Account Access on the Internet
www.troweprice.com/access

For assistance
with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132

To open a brokerage account
or obtain information, call:
1-800-638-5660

Internet address:
www.troweprice.com

Plan Account Lines for retirement
plan participants:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus appropriate to the fund or funds covered in this report.

Walk-In Investor Centers:
For directions, call 1-800-225-5132
or visit our Web site

Baltimore Area
Downtown
101 East Lombard Street
Owings Mills
Three Financial Center
4515 Painters Mill Road

Boston Area
386 Washington Street
Wellesley

Colorado Springs
4410 ArrowsWest Drive

Los Angeles Area
Warner Center
21800 Oxnard Street, Suite 270
Woodland Hills

Tampa
4200 West Cypress Street
10th Floor

Washington, D.C.
900 17th Street N.W.
Farragut Square


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T. Rowe Price Investment Services, Inc., Distributor.          F62-050  10/31/99